Exhibit 99.1

Annual Meeting April 27, 2021 F&M TRUST Franklin Financial Services Corporation 1

Call to Order G. Warren Elliott F&M TRUST Franklin Financial Services Corporation 2

Invocation Pam Johns F&M TRUST Franklin Financial Services Corporation 3

Minutes of Last Meeting G. Warren Elliott F&M TRUST Franklin Financial Services Corporation 4

Forward Looking Statements In order to help you to better understand the business of the Company – where we have been and where we want to go – my remarks today (and those of other Company officers who will speak or respond to questions) will include forward looking statements relating to anticipated financial performance, future operating results, business prospects, new products, and similar matters. These statements represent our best judgment, based upon present circumstances and the information now available to us, of what we think may occur in the future – and, of course, it is possible that actual results may differ materially from those we envision today. For a more complete discussion on the subject of forward looking statements, including a list of some of the risk factors that might adversely affect operating results, I refer you to the section entitled “Forward Looking Statements” which appears in our annual report on Form 10-K as filed with the Securities and Exchange Commission. F&M TRUST Franklin Financial Services Corporation 5

Introduction G. Warren Elliott F&M TRUST Franklin Financial Services Corporation 6

Board of Directors – Retirement Donald A. Fry Director since 1998 Served on the Executive, Compensation and Personnel and Trust Committees Currently serves as Chairman of the Board of ANDOCO, Inc. which trades as Cumberland Valley Rental Thank you, Don! F&M TRUST Franklin Financial Services Corporation 7

Board of Directors G. Warren Elliott Chairman of the Board Timothy (Tim) G. Henry President & CEO Martin R. Brown Kevin W. Craig F&M TRUST Franklin Financial Services Corporation 8

Board of Directors Gregory A. Duffey Daniel J. Fisher Allan E. Jennings, Jr. Stanley J. Kerlin F&M TRUST Franklin Financial Services Corporation 9

Board of Directors Patricia D. Lacy Donald H. Mowery Kimberly M. Rzomp F&M TRUST Franklin Financial Services Corporation 10

Nick Bybel Partner, Bybel Rutledge LLP Joyce Riley Assistant Corporate Secretary – Judge of Elections Bill Brewer Crowe LLP F&M TRUST Franklin Financial Services Corporation 11

Chairman Comments G. Warren Elliott F&M TRUST Franklin Financial Services Corporation 12

G. Warren Elliott Chairman of the Board F&M TRUST Franklin Financial Services Corporation 13

Election of Directors G. Warren Elliott F&M TRUST Franklin Financial Services Corporation 14

Kevin W. Craig Daniel J. Fisher Donald H. Mowery F&M TRUST Franklin Financial Services Corporation 15

Say-On-Pay Vote G. Warren Elliott F&M TRUST Franklin Financial Services Corporation 16

Selection of Auditors G. Warren Elliott F&M TRUST Franklin Financial Services Corporation 17

Polls Open G. Warren Elliott F&M TRUST Franklin Financial Services Corporation 18

Financial Overview Mark R. Hollar, CFO F&M TRUST Franklin Financial Services Corporation 19

Balance Sheet Highlights Dollars in Thousands ($000’s) 2020 2019 2018 2017 2016 Total Assets $1,535,038 $1,269,157 $1,209,587 $1,179,813 $1,127,443 Investments $397,331 $187,873 $131,846 $127,336 $143,875 Net Loans1 $992,915 $922,609 $960,960 $931,908 $882,798 Deposits $1,354,573 $1,125,392 $1,082,629 $1,047,181 $982,120 Shareholders’ Equity $145,176 $127,528 $118,396 $115,144 $116,493 F&M TRUST Franklin Financial Services Corporation 20

Financial Highlights Dollars in Thousands ($000’s) 2020 2019 2018 2017 2016 Net Interest Income $41,961 $42,122 $40,654 $37,394 $34,734 Provision for Loan Losses $4,625 $237 $9,954 $670 $3,775 Noninterest Income $15,084 $15,424 $12,629 $12,189 $11,605 Noninterest Expense $39,362 $38,314 $37,369 $43,172 $33,175     Net Income $12,800 $16,115 $6,125 $2,176 $8,087 F&M TRUST Franklin Financial Services Corporation 21

Performance Measures 2020 2019 2018 2017 2016 Return on Avg. Assets 0.91% 1.29% 0.52% 0.19% 0.74% Return on Avg. Equity 9.56% 13.17% 5.34% 1.80% 7.04% Efficiency Ratio 67.32% 65.36% 68.27% 82.59% 68.26% Net Interest Margin 3.21% 3.68% 3.78% 3.72% 3.62%  F&M TRUST Franklin Financial Services Corporation 22

Safety & Soundness 2020 2019 2018 2017 2016 Risk-based capital ratio (Total) 17.69% 16.08% 15.21% 15.31% 15.67% Leverage ratio (Tier 1) 8.69% 9.72% 9.78% 9.73% 10.11% Nonperforming assets/total assets 0.57% 0.31% 0.44% 0.45% 0.92% Allowance for Loan Loss as a % of loans 1.66% 1.28% 1.28% 1.25% 1.24% Net (recoveries) loans charged-off / average loans – 0.02% 0.07% 0.97% – 0.01% 0.33% F&M TRUST Franklin Financial Services Corporation 23

Shareholder Value Per Share Measure / Market Valuation 2020 2019 2018 2017 2016 Diluted Earnings Per Share $2.93 $3.67 $1.39 $0.50 $1.88 Cash Dividend Yield 4.44% 3.10% 3.43% 2.49% 2.94% Regular Cash Dividends Paid $1.20 $1.17 $1.05 $0.93 $0.82 Market Value Per Share $27.03 $38.69 $31.50 $37.36 $28.60 Book Value Per Share $33.07 $29.30 $26.85 $26.44 $26.99 Tangible Book Value Per Share $31.02 $27.23 $24.81 $24.37 $24.90 Market Cap ($M) $118.64 $168.41 $138.88 $162.69 $123.46 Price / Book (%) 81.74% 132.05% 117.32% 141.30% 105.97% Price / Tangible Book (%) 87.13% 142.11% 126.97% 153.30% 114.88% Price / LTM EPS (X) 9.23 10.54 22.66 74.72 15.21  F&M TRUST Franklin Financial Services Corporation 24

Quarterly Earnings Performance Q1 Q2 Q3 Q4 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $3,237 $3,984 $4,449 $4,395 $1,719 $3,067 $3,462 $4,553 $4,830 2019 2020 2021 Dollars in Thousands ($000’s)  F&M TRUST Franklin Financial Services Corporation 25

President & CEO Comments Timothy (Tim) G. Henry F&M TRUST Franklin Financial Services Corporation 26

Timothy (Tim) G. Henry President & CEO F&M TRUST Franklin Financial Services Corporation 27

Questions Timothy (Tim) G. Henry F&M TRUST Franklin Financial Services Corporation 28

Polls Closed G. Warren Elliott F&M TRUST Franklin Financial Services Corporation 29

Report by Judge of Election G. Warren Elliott F&M TRUST Franklin Financial Services Corporation 30

Announcement G. Warren Elliott F&M TRUST Franklin Financial Services Corporation 31

Thank You G. Warren Elliott F&M TRUST Franklin Financial Services Corporation 32

Meeting Adjourned F&M TRUST Franklin Financial Services Corporation 33